UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2005
ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 314-213-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b) )

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c) )

ITEM 7.01. REGULATION FD DISCLOSURE
     The Registrant intends to make a company presentation today, December 1, 2005, and to include the presentation charts on its web site. The related press release and the information that will be included on the Registrant’s web site are attached as Exhibits 99.1 and 99.2 to this Form 8-K. This information updates previous company presentations, and includes the Registrant’s five-year financial objectives, a summary of the Registrant’s strategy, and an overview of each of the Registrant’s three business segments.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated December 1, 2005.

99.2	Information included on Registrant’s web site as of December 1, 2005.
     The furnishing of these Exhibits is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information they contain includes material investor information that is not otherwise publicly available. Statements in Exhibits 99.1 and 99.2 that are not strictly historical are “forward-looking” statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of December 1, 2005. The Registrant does not assume any obligation to update such information in the future. The Registrant’s actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Registrant’s operations and business environment including, but not limited to: the timing and content of purchase order releases under the PG&E contract and the Registrant’s successful performance of the PG&E contract; weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; the availability of select acquisitions on acceptable terms; intellectual property rights; the success and timing of real estate sales; technical difficulties; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; material changes in the costs of certain raw materials; changes in laws and regulations including changes in accounting standards and taxation requirements; changes in foreign or U.S. business conditions affecting the distribution of foreign earnings; costs relating to environmental matters; litigation uncertainty; and the Registrant’s successful execution of internal operating plans.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.
Dated: December 1, 2005	By:	/s/G.E. Muenster
G. E. Muenster
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated December 1, 2005.

99.2	Information included on Registrant’s web site as of December 1, 2005.